Acquisition	12 Months Ended
Dec. 31, 2018
Business Combinations [Abstract]
Acquisition
Acquisition
A Train Simple Company
On July 19, 2016, the Company completed its purchase of substantially all assets of A Train Simple Company (“Train Simple”) for total cash consideration of $0.7 million, which was accounted for as a business combination. Train Simple was a provider of video tutorials for professional developers and designers related to Adobe software and products and had a library of over 170 courses. These courses were merged into the Company’s existing course library on its platform. Of the consideration transferred, $0.2 million was recorded as the acquired content library. The excess of the purchase consideration over the fair value of the net tangible and identifiable intangible assets acquired was recorded as goodwill. The goodwill is attributable to Train Simple’s assembled workforce and synergies acquired, and is deductible for income tax purposes.